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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Exact name of each registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36507 (Commission File Numbers)	20-8738320 (IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee (Address of principal executive offices)	38103 (Zip Code)

(901) 597-1400
(Each registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

        On August 1, 2018, frontdoor, inc. ("Frontdoor"), a subsidiary of ServiceMaster Global Holdings, Inc. (the "Company"), filed with the U.S. Securities and Exchange Commission a registration statement on Form 10 (as amended, the "Registration Statement") relating to the distribution by the Company of at least 80.1% of the outstanding shares of common stock of Frontdoor to the Company's shareholders (the "Distribution"). On September 7, 2018, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the Distribution and provides information regarding Frontdoor's business and management.

        The final information statement, dated September 10, 2018 (the "Information Statement"), is attached hereto as Exhibit 99.1. The Company has made the Information Statement publicly available on or about September 10, 2018. The Company expects to mail the Information Statement to its shareholders on or about September 14, 2018, which is the record date for the Distribution (the "Record Date").

        As further described in the Information Statement, the Company expects to distribute one share of Frontdoor common stock for every two shares of Company common stock held as of the close of business on the Record Date. Subject to the satisfaction or waiver of the conditions set forth for the Distribution, which are described in the Information Statement, the Distribution is expected to be effective at 12:01 a.m., Eastern Time, on October 1, 2018. The Frontdoor common stock is expected to begin trading "regular way" on NASDAQ under the ticker symbol "FTDR" on October 1, 2018.

        The information contained in this Current Report on Form 8-K (including the exhibits hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

        This report contains forward-looking statements and cautionary statements, including statements with respect to the potential separation of Frontdoor from the Company and the distribution of Frontdoor shares to the Company's shareholders. Forward-looking statements can be identified by the use of forward-looking terms such as "believes," "expects," "may," "will," "shall," "should," "would," "could," "seeks," "aims," "projects," "is optimistic," "intends," "plans," "estimates," "anticipates" or other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company's control, including, without limitation, the risks and uncertainties discussed in the "Risk Factors" and "Information Regarding Forward-Looking Statements" sections in the Company's reports filed with the U.S. Securities and Exchange Commission. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the spin-off or whether it will be completed at all, the results and impact of the announcement of the spin-off, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, the increased demands on management to prepare for and accomplish the spin-off, the incurrence of significant transaction costs, the impact of the spin-off on the businesses of the Company and Frontdoor, and the failure to achieve anticipated benefits of the spin-off. The Company cautions investors that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the Company's actual results of operations, financial condition and liquidity, and the development of the market segments in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this report. Additional factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation, lawsuits, enforcement actions and other claims by third parties or governmental authorities; compliance with, or violation of environmental health and safety laws and regulations; the effects of the Company's substantial indebtedness; changes in interest rates, because a significant portion of the Company's indebtedness bears interest at variable rates; weakening general economic conditions; weather conditions and seasonality; the success of the Company's business strategies, and costs associated with restructuring initiatives. The Company assumes no obligation to update the information contained herein, which speaks only as of the date hereof. For a discussion of some of the important factors that could cause the Company's results to differ materially from those expressed in, or implied by, the forward-looking statements included in this report, investors should refer to the disclosure contained under the heading "Risk Factors" in the Company's reports filed with the U.S. Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description of Exhibit
99.1	Information Statement of frontdoor, inc., dated September 10, 2018

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2018	SERVICEMASTER GLOBAL HOLDINGS, INC.
	By:	/s/ ANTHONY D. DILUCENTE
		Name:	Anthony D. Dilucente
		Title:	Senior Vice President and Chief Financial Officer

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE